UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported: September 21, 2000

                        Special Devices, Incorporated
             (Exact name of registrant as specified in charter)



              Delaware                   0-19330               95-3008754
 (State or other jurisdiction         (Commission             (IRS employer
          of incorporation)            file number)        identification no.)



                  14370 White Sage Road, Moorpark, California    93021
                  (Address of principal executive offices)     (Zip code)

         Registrant's telephone number, including area code (805) 553-1200

Item 2.       Acquisition or Disposition of Assets.

On September 21, 2000, the Company completed the sale of its wholly owned subsidiary Scot, Incorporated, for gross cash proceeds of $55.4 million, as disclosed in the Company's press release dated September 22, 2000. Copies of the press release and sale agreement have been filed as exhibits to this report.

Item 7.       Financial Statements and Exhibits

         (b)      FINANCIAL STATEMENTS
                  Pro forma Balance Sheet and Income Statement

                                                       SPECIAL DEVICES INCORPORATED AND SUBSIDIARY
                                                         CONSOLIDATED BALANCE SHEETS (condensed)

                                                        (Dollars in thousands)

                                                              (Unaudited)

                                                                As of July 30, 2000

                                                                       Pro forma
                                                     Historical        Adjustments          Pro forma

Current Assets:
   Cash                                              $     1,529        $          4            1,525
   Accounts Receivable                                    27,483               4,978           22,505
   Inventories                                            21,933               3,015           18,918
   Other Current Assets                                    7,706                  14            7,692
                                                    ------------      --------------       ----------

       Total current assets                               58,651               8,011           50,640
                                                    ------------      --------------       ----------
Property, plant and equipment, at cost:                  139,904               4,270          135,634
    Less accumulated depreciation and
    amortization                                        (50,869)             (1,428)         (49,441)
                                                     ----------         -----------        ---------

     Net property, plant, and equipment                   89,035               2,842           86,193
Other assets                                               9,404               1,043            8,361
                                                    ------------      --------------       ----------
Total assets                                            $157,090        $     11,896         $145,194
                                                     ===========        ============         ========

Current Liabilities:
   Accounts payable                                       22,532               3,769           18,763
   Accrued liabilities                                     7,375                 675            6,700
   Other current liabilities                              20,626              (2,801)          23,427
                                                       ---------         -----------        ---------
       Total current liabilities                          50,533               1,643           48,890
   Deferred income taxes                                   2,881                   -            2,881
   Long-term debt, net of current portion                168,250              38,000          130,250
   Other long-term liability                                 553                 250              303
                                                     -----------         -----------      -----------
       Total liabilities                                 222,217              39,893          182,324
                                                        --------         -----------      --- --------

Redeemable common stock                                   29,875                              29,875
    Total stockholders equity (deficit)                 (95,002)             (27,997)        (67,005)
                                                   ------------      --------------       ----------
    Total liabilities and stockholders
     equity (deficit)                                   $157,090          $   11,896        $145,194
                                                        ========           =========        ========


The following pro forma financial statements reflect the sale by the Company of its wholly owned subsidiary, Scot, Incorporated to affiliates of Wind Point Partners IV, L.P. for a gross purchase price of $55.4 million. The following pro forma financial statements reflect fiscal year 2000 historical results through July 30, 2000 adjusted for the Scot, Incorporated divestiture.


                                                       SPECIAL DEVICES INCORPORATED AND SUBSIDIARY
                                                          CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                  (Dollars in thousands)

                                                                      (Unaudited)

                                                                Nine months ended July 30, 2000

                                                                        Pro forma (a,b)
                                                      Historical          Adjustments        Pro forma

Net sales                                                $129,003           $ 11,142          $ 117,861
Cost of sales                                             104,853              5,601             99,252
                                                        ---------         ----------         ----------

     Gross Profit                                          24,150              5,541             18,609
Operating Expenses                                         12,696              2,576             10,120
                                                       ----------         ----------          ---------

     Earnings from operations                              11,454              2,965              8,489
                                                       ----------         ----------          ---------

Other (expense) income:
     Interest expense                                    (15,339)            (2,904)           (12,435)
     Other expense, net                                     (835)               (65)              (770)
                                                     -----------       ------------          ---------

     Total other (expense) income                        (16,174)            (2,969)           (13,205)
                                                       ---------       ------------            -------

     Income (loss) before income taxes                    (4,720)                 (4)           (4,716)
Income tax provision (benefit)                            (1,905)                173            (2,078)
                                                      ----------         -----------           -------

     Net income (loss)                                 $  (2,815)          $    (177)         $ (2,638)
                                                       =========           =========           =======


The following pro forma financial statements reflect the sale by the Company of its wholly owned subsidiary, Scot, Incorporated to affiliates of Wind Point Partners IV, L.P. for a gross purchase price of $55.4 million. The following pro forma financial statements reflect fiscal year 1999 historical results adjusted for the Scot, Incorporated divestiture.

                                                       SPECIAL DEVICES INCORPORATED AND SUBSIDIARY
                                                          CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                 (Dollars in thousands)

                                                                      (Unaudited)

                                                              Fiscal Year Ended October 31, 1999


                                                                            Pro forma (a,b)
                                                        Historical            Adjustments       Pro forma

Net sales                                                 $166,499           $ 23,722           $142,777
Cost of sales                                              135,724             11,884            123,840
                                                         ---------          ---------          ---------

     Gross Profit                                           30,775             11,838             18,937
Operating Expenses                                          28,079              4,754             23,325
                                                        ----------         ----------          ---------

     Earnings from operations                                2,696              7,085            (4,388)
                                                        ----------         ----------         ----------

Other (expense) income:
     Interest expense                                     (16,605)            (3,876)           (12,729)
     Other expense, net                                   (16,965)               (45)           (16,921)
                                                        ---------        -----------            -------

     Total other (expense) income                         (33,570)            (3,921)           (29,650)
                                                        ---------        -----------            --------

     Income (loss) before income taxes                    (30,874)              3,164           (34,038)
Income tax provision (benefit)                            (10,608)             (1,100)           (9,508)
                                                        ---------         -----------          --------

     Net income (loss)                                   $(20,266)          $   4,264          $(24,530)
                                                         ========           =========           =======


               SPECIAL DEVICES INCORPORATED AND SUBSIDIARY
           NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(a) Adjustments to reflect the proceeds collected from the sale of Scot, Incorporated, the pay down of $38 million in long term debt, the pay-down of current bank debt in the amount of $11.5 million, the recording of the gain on the sale and the estimated taxes on the sale of Scot, Incorporated and to eliminate the net assets of Scot, Incorporated.

(b) Adjustments to reflect the reduction in interest expense related to the repayment of debt related to continuing operations as if the debt was paid at the beginning of the period and the elimination of Scot, Incorporated operating results.


     (c)    EXHIBITS

Exhibit No.    Description

99.1           Special Devices,  Incorporated  Press Release dated September 22,
               2000.

99.2 Agreement and Plan of Merger among the Company, Scot, Incorporated, J.F. Lehman Equity Investors I, L.P., SMS Acquisition Corp., Scot Acquisition Corp., and Wind Point Partners IV, L.P., dated as of August 18, 2000.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 6, 2000

                                     SPECIAL DEVICES, INCORPORATED


                                     By:
                                          -------------------------------------
                                              Joseph A. Stroud
                                              Executive Vice President